UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2026

VIPER ENERGY, INC.

(Exact name of registrant as specified in its charter)

DE	001-42807	39-2596878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Texas Ave.
Suite 100
Midland, TX		79701
(Address of principal executive offices)		(Zip Code)

(432) 221-7400

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $ 0.000001 Par Value	VNOM	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 12, 2026, Viper Energy, Inc., as the parent guarantor (the “Company”) and VNOM Sub, Inc., as a guarantor, entered into a first amendment (the “Amendment”) to the credit agreement with Viper Energy Partners LP, as borrower (the “Borrower”), the lenders and other guarantors named therein and Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”) (as amended, supplemented or otherwise modified to the date thereof and as further amended by the Amendment, the “Credit Agreement”). The Amendment, among other things, (i) extended the maturity date from June 12, 2030 to June 12, 2031, (ii) increased the total commitments under the Credit Agreement from $1.5 billion to $2.0 billion, and (iii) amended certain other provisions of the Credit Agreement as set out in the Amendment. Additionally, the Amendment decreased the interest rate applicable to loans and certain fees payable under the Credit Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference.

Many of the lenders under the Credit Agreement and/or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services, or other services for the Company and its subsidiaries (including in connection with the transactions described in this Current Report on Form 8-K), for which they have received, and may in the future receive, customary compensation and expense reimbursement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is hereby incorporated by reference in its entirety into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1*	First Amendment to Credit Agreement, dated as of June 12, 2026, by and among the Company, VNOM Sub, Inc., the Borrower, the lenders and guarantors party thereto, and Wells Fargo Bank, National Association, as Administrative Agent.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY, INC.

Date:	June 15, 2026
		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary